Securities Act File No. 33-67852
                                                Securities Act File No. 02-34552
                                                Securities Act File No. 33-56094
                                                Securities Act File No. 02-91302
                                                Securities Act File No. 02-48906
                                                Securities Act File No. 33-05827

                                  PILGRIM FUNDS

                      Supplement dated September 1, 2000 to
     the Class A, B, C, M and T Income Funds Prospectus dated July 31, 2000

        (This Supplement supercedes the supplement dated July 31, 2000.)

1.   PILGRIM GNMA INCOME FUND -- CLASS B AND CLASS C

Class B and Class C shares of Pilgrim GNMA Income Fund are not currently available for purchase. All references in the prospectus to Class B and Class C shares of GNMA Income Fund should be disregarded.

2.   ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc. ("Pilgrim Investments"), Adviser to the Funds, and Pilgrim Securities, Inc. ("Pilgrim Securities"), Distributor to the Funds. ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Pilgrim Investments and Pilgrim Securities are expected to remain intact after the acquisition. Pilgrim Investments does not currently anticipate that there will be any changes in the investment personnel primarily responsible for management of the Funds as a result of the acquisition.

Under the provisions of the advisory contracts between the Pilgrim Funds and Pilgrim Investments, those agreements might be deemed to terminate automatically at the time of the acquisition. As a result, the Board of Directors/Trustees and the shareholders of the Funds approved new advisory contracts between the Pilgrim Funds and Pilgrim Investments, which took effect immediately after the acquisition.

Please  be  advised  of  the  new  address  of  the  Pilgrim  Funds,   effective
immediately:

ING Pilgrim Funds
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE